Exhibit 99.1

   Accrued Interest Date:                              Collection Period Ending:
   23-Mar-05                                                           31-Mar-05

   Distribution Date:       BMW Vehicle Owner Trust 2005-A             Period #
   25-Apr-05                ------------------------------                    1


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   Balances
   ---------------------------------------------------------------------------------------------------------------------------
                                                                           Initial        Period End
      Receivables                                                   $1,500,000,024    $1,445,177,948
      Reserve Account                                                   $7,194,411        $7,194,411
      Yield Supplement Overcollateralization                           $61,117,886       $59,006,840
      Overcollateralization                                                   $137        $1,528,206
      Class A-1 Notes                                                 $324,000,000      $269,760,902
      Class A-2 Notes                                                 $457,000,000      $457,000,000
      Class A-3 Notes                                                 $361,000,000      $361,000,000
      Class A-4 Notes                                                 $264,507,000      $264,507,000
      Class B Notes                                                    $32,375,000       $32,375,000

   Current Collection Period
   ---------------------------------------------------------------------------------------------------------------------------

      Beginning Receivables Outstanding                             $1,500,000,024
      Collections
         Principal Collections
            Receipts of Scheduled Principal                            $34,519,712
            Receipts of Pre-Paid Principal                             $20,302,364
   E.       Liquidation Proceeds                                                $0
            Principal Balance Allocable to Gross Charge-offs                    $0
         Total Principal  Reduction                                    $54,822,076

         Interest Collections
            Receipts of Interest                                        $5,393,967
            Servicer Advances                                              $86,280
            Reimbursement of Previous Servicer Advances                         $0
            Accrued Interest on Purchased Receivables                           $0
            Recoveries                                                          $0
            Net Investment Earnings                                         $4,707
         Total Interest Collections                                     $5,484,954

      Total Collections                                                $60,307,030

      Ending Receivables Outstanding                                $1,445,177,948

   Servicer Advance Amounts
   ---------------------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance                   $0
      Current Period Servicer Advance                                      $86,280
      Current Reimbursement of Previous Servicer Advance                        $0
      Ending Period Unreimbursed Previous Servicer Advances                $86,280

   Collection Account
   ---------------------------------------------------------------------------------------------------------------------------

      Deposits to Collection Account                                   $60,307,030

      Distribution Amounts Due
         Servicing Fees Due                                             $1,250,000
         Class A Noteholder Interest Distribution Due                   $4,690,446
         First Priority Principal Distribution Due                     $20,335,892
         Class B Noteholder Interest Distribution Due                     $127,486
         Second Priority Principal Distribution Due                    $32,375,000
         Reserve Account Deposit Due                                            $0
         Regular Principal Distribution Due                            $17,063,584
         Unpaid Trustee Fees Due                                                $0

         Amounts Paid to the Servicer                                   $1,250,000
         Amounts Deposited into Note Distribution Account              $59,057,030
         Amounts Deposited into Reserve Account                                 $0
         Excess Funds Released to Depositor                                     $0
      Total Distributions from Collection Account                      $60,307,030


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
   Excess Funds Released to the Depositor
   ---------------------------------------------------------------------------------------------------------------------------
         Release from Reserve Account                                           $0
         Release from Collection Account                                        $0
      Total Excess Funds Released to the Depositor                              $0

   Note Distribution Account
   ---------------------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                     $59,057,030
      Interest Distribution to Noteholders                              $4,817,931
      Principal Distribution to Noteholders                            $54,239,098
      Amount Deposited from the Reserve Account                                 $0
      Amount Paid to Noteholders                                       $59,057,030

   Distributions
   ---------------------------------------------------------------------------------------------------------------------------

      Interest Distributable Amount                                    Current Int        Per $1,000
      Class A-1 Notes                                                     $900,979             $2.78
      Class A-2 Notes                                                   $1,486,773             $3.25
      Class A-3 Notes                                                   $1,296,391             $3.59
      Class A-4 Notes                                                   $1,006,302             $3.80
      Class B Notes                                                       $127,486             $3.94

      Monthly Principal Distributable Amount                       Current Payment    Ending Balance  Per $1,000       Factor
      Class A-1 Notes                                                  $54,239,098      $269,760,902     $167.40       83.26%
      Class A-2 Notes                                                           $0      $457,000,000       $0.00      100.00%
      Class A-3 Notes                                                           $0      $361,000,000       $0.00      100.00%
      Class A-4 Notes                                                           $0      $264,507,000       $0.00      100.00%
      Class B Notes                                                             $0       $32,375,000       $0.00      100.00%

   Carryover Shortfalls
   ---------------------------------------------------------------------------------------------------------------------------
                                                                             Prior
                                                                     Period Carryover     Current Payment   Per $1,000
      Class A-1 Interest Carryover Shortfall                                    $0                $0          $0
      Class A-2 Interest Carryover Shortfall                                    $0                $0          $0
      Class A-3 Interest Carryover Shortfall                                    $0                $0          $0
      Class A-4 Interest Carryover Shortfall                                    $0                $0          $0
      Class B Interest Carryover Shortfall                                      $0                $0          $0


   Receivables Data
   ---------------------------------------------------------------------------------------------------------------------------

                                                                  Beginning Period     Ending Period
      Number of Contracts                                                   65,737            64,573
      Weighted Average Remaining Term                                        51.80             50.95
      Weighted Average Annual Percentage Rate                                4.50%             4.48%

      Delinquencies Aging Profile End of Period                      Dollar Amount        Percentage
         Current                                                    $1,350,559,694            93.45%
         1-29 days                                                     $86,711,857             6.00%
         30-59 days                                                     $7,528,947             0.52%
         60-89 days                                                       $377,451             0.03%
         90-119 days                                                            $0             0.00%
         120-149 days                                                           $0             0.00%
         Total                                                      $1,445,177,948           100.00%
         Delinquent Receivables +30 days past due                       $7,906,398             0.55%


      Write-offs
         Gross Principal Write-Offs for Current Period                          $0
         Recoveries for Current Period                                          $0
         Net Write-Offs for Current Period                                      $0

         Cumulative Realized Losses                                             $0


      Repossessions                                                  Dollar Amount             Units
         Beginning Period Repossessed Receivables Balance                       $0                 0
         Ending Period Repossessed Receivables Balance                    $132,841                 5
         Principal Balance of 90+ Day Repossessed Vehicles                      $0                 0


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
   Yield Supplement Overcollateralization
   ---------------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                                 $61,117,886
      Beginning Period Amount                                          $61,117,886
      Current Distribution Date Required Amount                        $59,006,840
      Current Period Release                                            $2,111,047
      Ending Period Amount                                             $59,006,840
      Next Distribution Date Required Amount                           $56,928,869

   Reserve Account
   ---------------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                                  $7,194,411
      Beginning Period Amount                                           $7,194,411
      Net Investment Earnings                                               $4,707
      Beginning Period Required Amount                                  $7,194,411
      Current Period Deposit Amount Due                                         $0
      Current Period Deposit Amount Paid From Collection Account                $0
      Current Period Release to Note Distribution Account                       $0
      Ending Period Required Amount                                     $7,194,411
      Current Period Release to Depositor                                       $0
      Ending Period Amount                                              $7,194,411


   Overcollateralization
   ---------------------------------------------------------------------------------------------------------------------------

      Beginning Period Amount                                                 $137
      Ending Period Target Credit Enhancement OC Amount                $17,063,584
      Ending Period Amount                                              $1,528,206
      Current Period Release                                                    $0

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